Exhibit 99.1

NEWS

MSC REPORTS FISCAL 2018 THIRD QUARTER RESULTS

FISCAL Q3 2018 HIGHLIGHTS

•	Net sales of $828.3 million, an 11.3% YoY increase, with approximately 500 basis points of acquisitive growth
•	Operating income of $115.4 million, an increase of approximately 13.4% YoY
•	Operating margin of 13.9% (14.5% excluding acquisitions*, an 80-basis point expansion YoY)
•	Diluted EPS of $1.39, $0.01 above the guidance midpoint which did not include $0.02 of dilution from the AIS acquisition, versus $1.09 in the prior year quarter

MELVILLE, NY and DAVIDSON, NC, JULY 11, 2018 - MSC INDUSTRIAL SUPPLY CO. (NYSE: MSM),  "MSC" or the "Company," a premier distributor of Metalworking and Maintenance, Repair and Operations ("MRO") products and services to industrial customers throughout North America,  today reported financial results for its fiscal 2018 third quarter ended June 2, 2018.

Financial Highlights[1]	FY18 Q3		FY17 Q3		Change	FY18 YTD		FY17 YTD		Change
Net Sales	$828.3		$743.9		11.3%	$2,365.9		$2,134.0		10.9%
Operating Income	115.4		101.8		13.4%	312.8		279.0		12.1%
% of Net Sales	13.9%		13.7%			13.2%		13.1%
Net Income	79.1		62.8		25.8%	256.2		170.7		50.1%
Diluted EPS	$1.39	.[2]	$1.09	.[3]	27.5%	$4.51	.[2]	$2.98	.[3]	51.3%

1In millions except per share data or as otherwise noted. 2Based on 56.8 million and 56.7 million diluted shares outstanding for FY18 Q3 and FY18 YTD, respectively.  3  Based on 57.3 million and 57.0 million diluted shares outstanding for FY17 Q3 and FY17 YTD, respectively.

Erik Gershwind, president and chief executive officer, said, "The manufacturing environment in the third fiscal quarter was healthy, and the pricing environment sustained, with positive price/cost in the quarter. We continued to deliver gross margin stability, and our ongoing productivity efforts resulted in operating margin expansion. This was despite sales growth that was somewhat below my expectations due to the impact of our sales effectiveness initiatives and the related lower sales headcount."

Rustom Jilla, executive vice president and chief financial officer, added, "Our fiscal third quarter net sales rose 11.3%, and our operating income rose 13.4%, even after absorbing $1.8 million of AIS acquisition costs and inventory purchase accounting charges. Base business net sales growth was 6.1%, while operating income rose 12.3% with higher gross margins and lower operating expenses to sales contributing equally to our operating margin improvement.* Both DECO and AIS outperformed our expectations. Total cash generation remained strong, with year to date net cash from operations 45% greater than the prior year, and, despite purchasing AIS in the third quarter, leverage was sequentially unchanged at 1.0 times."

Gershwind concluded, "While our fourth quarter organic growth guidance falls short of my expectations for performance in this environment, I expect a return to more typical organic growth levels after a couple of quarters as we complete our sales force effectiveness initiatives and expand our sales team. As we do so, we will benefit from the leverage inherent in our business model, and we expect to continue achieving our long-term annual incremental margin target range. We will maintain our focus on growing areas that are technical and high-touch, creating a deeper moat around our business. All of these are critical to our long-term success, and I am confident in our ability to deliver."

*  An explanation and reconciliation of non-GAAP financial measures to GAAP financial measures is presented in schedules following this press release

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2018 THIRD QUARTER RESULTS

Outlook

The Company expects net sales for the fourth quarter of fiscal 2018 to be between $829 million and $844 million. At the midpoint, average daily sales are expected to increase roughly 9.3% compared to last year’s fourth quarter. Inclusive of net dilution of 3 cents from AIS, the Company expects diluted earnings per share for the fourth quarter of fiscal 2018 to be between $1.24 and $1.30.

Excluding acquisitions, the Company expects net sales for the fourth quarter of fiscal 2018 to be between $778 million and $793 million, with average daily sales at the midpoint expected to increase roughly 4.0% compared to last year’s fourth quarter. The Company expects diluted earnings per share for the fourth quarter of fiscal 2018 to be between $1.26 and $1.32.

Conference Call Information

MSC will host a conference call today at 8:30 a.m. EST to review the Company’s fiscal 2018 third quarter results. The call, accompanying slides, and other operational statistics may be accessed at: http://investor.mscdirect.com. The conference call may also be accessed at 1-877-443-5575 (U.S.), 1-855-669-9657 (Canada) or 1-412-902-6618 (international).

An online archive of the broadcast will be available until July 18, 2018.

The Company’s reporting date for fiscal 2018 fourth quarter and full year results is scheduled for October 30, 2018.

Contact Information

Investors:	Media:
John G. Chironna	Paul Mason
Vice President, Investor Relations and Treasurer	Director, Corporate Communications
(704) 987-5231	(704) 987-5313

About MSC Industrial Supply Co. MSC Industrial Supply Co. (NYSE:MSM) is a leading North American distributor of metalworking and maintenance, repair, and operations (MRO) products and services. We help our customers drive greater productivity, profitability and growth with more than 1 million products, inventory management and other supply chain solutions, and deep expertise from over 75 years of working with customers across industries.

Our experienced team of approximately 6,500 associates is dedicated to working side by side with our customers to help drive results for their businesses - from keeping operations running efficiently today to continuously rethinking, retooling, and optimizing for a more productive tomorrow.

For more information on MSC, please visit mscdirect.com.

# # #

Note Regarding Forward-Looking Statements:

Statements in this Press Release may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements about expected future results, expected benefits from our investment and strategic plans, including from our recent acquisitions, and expected future margins, are forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The inclusion of any statement in this release does not constitute an admission by MSC or any other person that the events or circumstances described in such statement are material. Factors that could cause actual results to differ materially from those in forward-looking statements include: general economic conditions in the markets in which we operate, changing customer and product mixes, competition, including the adoption by competitors of aggressive pricing strategies and sales methods, industry consolidation, volatility in commodity and energy prices, the outcome of government or regulatory proceedings or future litigation, credit risk of our customers, risk of cancellation or rescheduling of orders, work stoppages or other business interruptions (including those due to extreme weather conditions) at transportation centers, shipping ports, our headquarters or our customer fulfillment centers, dependence on our information systems and the risk of business disruptions arising from changes to our information systems, disruptions due to computer system or network failures, computer viruses, physical or electronics break-ins and cyber-attacks, retention of key personnel, the loss of key suppliers or supply chain disruptions, risks associated with changes to trade policies, failure to comply with applicable environmental, health and safety laws and regulations, goodwill and intangible assets recorded as a result of our acquisitions could be impaired, risks associated with the integration of acquired businesses or other strategic transactions, and financial restrictions on outstanding borrowings. Additional information concerning these and other

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2018 THIRD QUARTER RESULTS

risks is described under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the reports on Forms 10-K and 10-Q that we file with the U.S. Securities and Exchange Commission. We assume no obligation to update any of these forward-looking statements.

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2018 THIRD QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(In thousands)

	June 2,	September 2,
	2018	2017
ASSETS	(unaudited)
Current Assets:
Cash and cash equivalents	$39,993	$16,083
Accounts receivable, net of allowance for doubtful accounts	510,832	471,795
Inventories	512,303	464,959
Prepaid expenses and other current assets	53,057	52,742
Total current assets	1,116,185	1,005,579
Property, plant and equipment, net	311,264	316,305
Goodwill	672,785	633,728
Identifiable intangibles, net	125,773	110,429
Other assets	29,725	32,871
Total assets	$2,255,732	$2,098,912

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Short-term debt	$284,217	$331,986
Accounts payable	133,679	121,266
Accrued liabilities	110,597	104,473
Total current liabilities	528,493	557,725
Long-term debt	251,304	200,991
Deferred income taxes and tax uncertainties	76,881	115,056
Total liabilities	856,678	873,772
Commitments and Contingencies
Shareholders’ Equity:
Preferred Stock	—	—
Class A common stock	55	54
Class B common stock	10	12
Additional paid-in capital	663,399	626,995
Retained earnings	1,331,788	1,168,812
Accumulated other comprehensive loss	(18,968)	(17,263)
Class A treasury stock, at cost	(577,230)	(553,470)
Total shareholders’ equity	1,399,054	1,225,140
Total liabilities and shareholders’ equity	$2,255,732	$2,098,912

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2018 THIRD QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(In thousands, except per share data)

(Unaudited)

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	June 2,	June 3,	June 2,	June 3,
	2018	2017	2018	2017
Net sales	$828,345	$743,923	$2,365,893	$2,133,974
Cost of goods sold	467,344	414,423	1,332,600	1,181,177
Gross profit	361,001	329,500	1,033,293	952,797
Operating expenses	245,619	227,724	720,530	673,776
Income from operations	115,382	101,776	312,763	279,021
Other (expense) income:
Interest expense	(3,532)	(3,361)	(10,319)	(9,245)
Interest income	108	169	484	496
Other (expense) income, net	(141)	(2)	(472)	(340)
Total other expense	(3,565)	(3,194)	(10,307)	(9,089)
Income before provision for income taxes	111,817	98,582	302,456	269,932
Provision for income taxes	32,748	35,746	46,250	99,249
Net income	$79,069	$62,836	$256,206	$170,683
Per Share Information:
Net income per common share:
Basic	$1.40	$1.10	$4.54	$3.01
Diluted	$1.39	$1.09	$4.51	$2.98
Weighted average shares used in computing net income per common share:
Basic	56,420	56,779	56,382	56,593
Diluted	56,804	57,264	56,733	57,028
Cash dividends declared per common share	$0.58	$0.45	$1.64	$1.35

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Statements of Comprehensive Income

(In thousands)

(Unaudited)

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	June 2,	June 3,	June 2,	June 3,
	2018	2017	2018	2017
Net income, as reported	$79,069	$62,836	$256,206	$170,683
Foreign currency translation adjustments	(889)	87	(1,705)	(2,161)
Comprehensive income	$78,180	$62,923	$254,501	$168,522

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2018 THIRD QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Thirty-Nine Weeks Ended
	June 2,	June 3,
	2018	2017
Cash Flows from Operating Activities:
Net income	$256,206	$170,683
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	47,133	46,737
Stock-based compensation	11,275	10,375
Loss on disposal of property, plant, and equipment	280	317
Provision for doubtful accounts	4,956	4,713
Deferred income taxes and tax uncertainties	(41,199)	—
Write-off of deferred financing costs on previous credit facility	—	94
Changes in operating assets and liabilities:
Accounts receivable	(34,434)	(50,730)
Inventories	(26,740)	(22,834)
Prepaid expenses and other current assets	1,005	(4,547)
Other assets	3,191	2,259
Accounts payable and accrued liabilities	8,564	2,064
Total adjustments	(25,969)	(11,552)
Net cash provided by operating activities	230,237	159,131
Cash Flows from Investing Activities:
Expenditures for property, plant and equipment	(30,794)	(37,923)
Cash used in business acquisition	(85,845)	—
Net cash used in investing activities	(116,639)	(37,923)
Cash Flows from Financing Activities:
Repurchases of common stock	(25,384)	(3,392)
Payments of cash dividends	(92,633)	(76,632)
Proceeds from sale of Class A common stock in connection with associate stock purchase plan	3,398	3,165
Proceeds from exercise of Class A common stock options	23,135	22,600
Borrowings under Credit Facility	172,000	439,000
Borrowings under Shelf Facility Agreement	50,000	—
Payments of notes payable and revolving credit note under the Credit Facility	(220,000)	(529,500)
Other, net	(225)	(1,707)
Net cash used in financing activities	(89,709)	(146,466)
Effect of foreign exchange rate changes on cash and cash equivalents	21	(54)
Net increase (decrease) in cash and cash equivalents	23,910	(25,312)
Cash and cash equivalents – beginning of year	16,083	52,890
Cash and cash equivalents – end of year	$39,993	$27,578
Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	$76,753	$91,711
Cash paid for interest	$8,231	$7,350

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2018 THIRD QUARTER RESULTS

Non-GAAP Financial Measures

•	Results excluding DECO Tool Supply Co (DECO) and All Integrated Solutions (AIS), collectively “Acquisitions”

To supplement MSC’s unaudited selected financial data presented consistent with Generally Accepted Accounting Principles (“GAAP”), the Company discloses certain non-GAAP financial measures, including Non-GAAP net sales, non-GAAP gross profit, non-GAAP income from operations, non-GAAP (benefit) provision for income taxes, non-GAAP net income and non-GAAP diluted earnings per share, that exclude the results of our acquisitions of DECO Tool Supply Co. (“DECO”) on July 31, 2017 and All Integrated Solutions (“AIS”) on April 30, 2018, collectively, “Acquisitions”.

These non-GAAP measures are not in accordance with or an alternative for GAAP, and may be different from non-GAAP measures used by other companies.  We believe that these non-GAAP measures have limitations in that they do not reflect MSC’s results of operations as determined in accordance with GAAP, and that these measures should only be used to evaluate MSC’s results of operations in conjunction with the corresponding GAAP measures.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures.  We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of the Company’s performance.

In calculating non-GAAP financial measures, we exclude the results of our Acquisitions to facilitate a review of the Company’s operating performance on a period-to-period basis, for comparison with forecasts and strategic plans, and for benchmarking performance externally against competitors. We believe that investors benefit from seeing results “through the eyes” of management in addition to seeing GAAP results. We believe that these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:

•the ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results;

•the ability to better identify trends in the Company’s underlying business and perform related trend analyses;

•a better understanding of how management plans and measures the Company’s underlying business; and

•an easier way to compare the Company’s operating results against analyst financial models and operating results of competitors that supplement their GAAP results with non-GAAP financial measures

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES
Reconciliation of GAAP and Non-GAAP Information
Thirteen and Thirty-Nine Weeks Ended June 2, 2018
(dollars in thousands, except per share data)

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure		GAAP Measure		Non-GAAP Measure
Net Sales		Acquisitions		Net Sales, excluding Acquisitions		Average Daily Sales Growth		Average Daily Sales Growth, excluding Acquisitions
Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended
June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018
$828,345	$2,365,893	$39,394	$99,031	$788,951	$2,266,862	11.4%	10.9%	6.1%	6.2%

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure		GAAP Measure		Non-GAAP Measure
Gross Profit		Acquisitions		Gross Profit, excluding Acquisitions		Gross Margin		Gross Margin, excluding Acquisitions
Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended
June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018
$361,001	$1,033,293	$8,578	$21,666	$352,423	$1,011,627	43.6%	43.7%	44.7%	44.6%

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure		GAAP Measure		Non-GAAP Measure
Operating Expenses		Acquisitions		Operating Expenses, excluding Acquisitions		Operating Expenses as a percentage of Net Sales		Operating Expenses as a percentage of Net Sales, excluding Acquisitions
Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended
June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018
$245,619	$720,530	$7,511	$19,671	$238,108	$700,859	29.7%	30.5%	30.2%	30.9%

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2018 THIRD QUARTER RESULTS

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure		GAAP Measure		Non-GAAP Measure
Operating Income		Acquisitions		Operating Income, excluding Acquisitions		Operating Margin		Operating Margin, excluding Acquisitions
Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended
June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018
$115,382	$312,763	$1,068	$1,996	$114,314	$310,767	13.9%	13.2%	14.5%	13.7%

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure
Provision for income taxes		Acquisitions		Provision for income taxes, excluding Acquisitions
Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended
June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018
$32,748	$46,250	$107	$234	$32,641	$46,016

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure
Net Income		Acquisitions		Net Income, excluding Acquisitions
Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended
June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018
$79,069	$256,206	$256	$561	$78,813	$255,645

GAAP Measure		Items Affecting Comparability		Non-GAAP Measure
Diluted Earnings Per Share		Acquisitions		Diluted Earnings Per Share, excluding Acquisitions
Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended	Thirteen Weeks Ended	Thirty-Nine Weeks Ended
June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018	June 2, 2018
$1.39	$4.51	$-	$0.01	$1.39	$4.50